Exhibit 10.2
APPENDIX
All parties unanimously agreed that the unit price is as follows:
Products sold before August 1, 2008 shall have unit prices as follows:

Package	USD/kpcs
MSOP-10	0.72
MSOP-8	0.70
SOT89	0.66
ITO220	4.87
ITO220S	5.00
Both Normal products and Special products sold since August 1, 2008 shall have unit prices as follows:

Normal products:	The output volume is less than 700 million pcs/month, the unit price should be $0.5524/Kpcs; The output volume exceeds 700 million pcs/month, the unit price should be $0.4909/Kpcs

Special products:	The output volume is less than 100 million pcs/month, the unit price should be $0.4020/Kpcs; The output volume is between 100 and 300 million pcs/month, the unit price should be $0.3740/Kpcs;
Since August 1, 2008, Products sold other than those stated above shall have unit prices as follows:

Package	USD/kpcs	Package	USD/kpcs
PM3	2.44	SOT89	0.70
PD5	0.90	ITO220	5.17
SO8	0.73	ITO220S	5.00
MSOP-10	0.72	TO220/TO263	4.34
MSOP-8	0.70	TO252	0.91
SOT223	0.86	SIP3/SIP4	1.35
Party A: Shanghai Dinghong Electronic Party B: Shanghai Micro-Surface Co., Ltd. Co., Ltd.

Signature:	/s/ Jian Ya Xing	Signature:	/s/ Jian Ya Xing
Date:		Date:

Party C: Shanghai Kaihong Electronic Party D: Diodes Shanghai Co., Ltd Co., Ltd.

Signature:	/s/ T.J. Lee	Signature:	/s/ T.J. Lee
Date:		Date: